 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2014 (June 26, 2014)

SYNERGY STRIPS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-55098	99-0379440
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2105 Burton Branch Road Algood, TN	38506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (855) 659-4643

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On June 26, 2014, the registrant engaged RBSM LLP (“RBSM”) as its independent registered accounting firm.  During its two most recent fiscal years and the subsequent interim period through the engagement of RBSM, the registrant did not consult with RBSM on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the registrant’s financial statements, and RBSM did not provide either a written report or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYNERGY STRIPS CORP.
Date:	July 14, 2014	(Registrant)

		By:	/s/ Mark Suponitsky
Mark Suponitsky
President and Chief Executive Officer